UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois		60093-2753
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 646-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2011, we held our annual meeting of shareholders in Skokie, Illinois. A total of 1,464,008,307 shares of our common stock, or 83.47% of our outstanding shares of common stock, were represented in person or by proxy at the annual meeting. The final results for each of the matters submitted to a shareholder vote at the annual meeting are as follows:

1.	Our shareholders elected 11 directors to each serve a one-year term until our 2012 annual meeting of shareholders or until his or her successor has been duly chosen and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Ajaypal S. Banga	1,124,916,894	66,528,925	13,165,936	259,396,552
Myra M. Hart	998,487,630	193,088,052	13,031,218	259,401,407
Peter B. Henry	1,164,937,408	26,510,315	13,137,263	259,423,321
Lois D. Juliber	982,647,014	208,981,830	12,978,909	259,400,554
Mark D. Ketchum	977,074,287	214,440,534	13,092,995	259,400,491
Richard A. Lerner, M.D.	1,001,986,222	189,564,999	13,056,549	259,400,537
Mackey J. McDonald	1,087,252,874	98,987,771	18,366,673	259,400,989
John C. Pope	1,054,865,713	136,596,743	13,145,168	259,400,683
Fredric G. Reynolds	1,148,265,935	43,172,108	13,169,280	259,400,984
Irene B. Rosenfeld	1,140,339,739	50,944,913	13,325,499	259,398,156
Jean-François M.L. van Boxmeer	1,143,873,454	47,598,908	13,134,354	259,401,591

2.	Our shareholders approved the advisory vote on executive compensation. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
963,616,340	185,773,339	55,171,094	259,447,534

3.	Our shareholders recommended, on an advisory basis, that we conduct future executive compensation votes every year. The votes regarding this proposal were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,048,341,849	12,944,372	135,529,352	7,735,399	259,457,335

In accordance with our shareholders’ recommendation, our Board of Directors has decided to include an advisory shareholder vote on executive compensation in our proxy materials every year until the next required advisory vote on the frequency of an executive compensation vote, which will occur no later than our annual meeting of shareholders in 2017.

4.	Our shareholders approved the Kraft Foods Inc. Amended and Restated 2006 Stock Compensation Plan for Non-Employee Directors. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
1,122,080,500	65,528,284	16,994,241	259,405,282

5.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2011. The votes regarding this proposal were as follows:

For	Against	Abstain
1,430,714,349	29,628,898	3,665,060

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.
Date: May 31, 2011

/s/ Carol J. Ward
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary